                                  SCHEDULE 14C
                                 (Rule 14C-101)


                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)

Check the appropriate box:

         [ ]      Preliminary Information Statement

         [ ]      Confidential, for Use of the Commission
                  Only (as permitted by Rule 14c-5(d)(2)).

         [X]      Definitive Information Statement

                       BOBBY ALLISON WIRELESS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                       BOBBY ALLISON WIRELESS CORPORATION
                         2055 LAKE AVENUE, S.E., SUITE A
                              LARGO, FLORIDA 33771
                                 (727) 584-7902

                                ----------------

                              INFORMATION STATEMENT

         The following information is furnished to holders of Common Stock of the Company in connection with the proposed consent of the shareholders to be taken in lieu of a special meeting of the common shareholders of Bobby Allison Wireless Corporation (the "Company") for the purpose of amending the Articles of Incorporation of the Company to make certain amendments with respect to the rights, powers and preferences of the Company's 7.5% Series A Convertible Preferred Stock, 7.5% Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. A copy of the consent for execution by you along with a copy of the proposed Fourth Amendment to the Amended and Restated Articles of Amendment are enclosed with this Information Statement (the "Amendment"). This Information Statement is first being mailed to holders of the Company's Common Stock on or about July 22, 1999.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               GENERAL INFORMATION

VOTING RIGHTS AND RECORD DATE

         In accordance with the Florida corporate law and the Company's Articles of Incorporation, a majority of the holders of the Common Stock of the Company have the to right to approve amendments to the Articles of Incorporation. The Articles of Incorporation of the Company also provide that the Company's preferred stock is generally non-voting unless such amendment amends provisions with respect to the rights, powers and preferences of the holders of preferred stock which requires the vote of the majority of each series of preferred stock. The proposed Amendment amends provisions regarding the rights, preferences and powers of the holders of the preferred stock. Consequently, the proposed amendment requires the vote of a majority of the holders of the outstanding Series A Preferred Stock and the outstanding Series B Preferred Stock in addition to the holders of the outstanding Common Stock. There are no shares of Series C Preferred Stock currently outstanding.

         The Company is seeking approval on this matter through the consent of the shareholders in lieu of a special meeting of the shareholders. Florida corporate law and the Bylaws of the Company provide that a vote of the stockholders may be taken by consent action in lieu of meeting by obtaining the consent of the holders of such number of shares of outstanding stock as would otherwise be necessary to approve such action at a meeting. Therefore, the Company is seeking the consent of the holders of a majority of the Common Stock instead of proxies. With respect to the preferred stock, however, the Articles of Incorporation provide that an action by consent must be unanimous. Therefore, the Company is seeking the unanimous consent of the holders of the Series A Preferred Stock and the Series B Preferred Stock and the majority consent of the common shareholders. The Company's two executive officers, Robert L. McGinnis, Chairman and CEO, and James L. Ralph, President and Secretary, currently own a majority of the Common Stock but such ownership is just under a majority on a fully diluted basis.

         Holders of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock of record at the close of business on July 9, 1999, are entitled to vote on the proposed Amendment. As of July 9, 1999, there were 480,000 shares of the Company's Common Stock issued and outstanding, and entitled to vote, 15 shares of the Company's Series A Preferred Stock issued and outstanding, and entitled to vote and 50 shares of the Company's Series B Preferred Stock issued and outstanding, and entitled to vote. The holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock are entitled to one vote per share.

EXPENSES OF SOLICITATION

         The cost of soliciting proxies is paid by the Company. Solicitation is being made principally by mail; in addition certain officers and directors of the Company and persons acting under their instructions may also solicit proxies on behalf of management by telephone or in person. The cost of such additional solicitation, if any, and such expenses is not expected to be material.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of July 9, 1999 by (i) each person or entity known by the Company to own more than 5% of the outstanding Common Stock; (ii) each Named Executive Officer of the Company; (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group.



NAME OF BENEFICIAL OWNER                                           SHARES(1)                   PERCENTAGE(2)
------------------------                                           ---------                   -------------
Robert L. McGinnis (3)                                              197,498                       25.90%
2055 Lake Avenue, S.E., Suite A
Largo, Florida 33771

James L. Ralph(3)                                                   197,498                       25.90%
2055 Lake Avenue, S.E., Suite A
Largo, Florida 33771

James S. Holbrook, Jr.(4)(5)                                        279,976                       37.29%
1901 Sixth Avenue North, Suite 2100
Birmingham, Alabama 35203

Sterne, Agee & Leach Group, Inc.(5)                                 246,648                       32.85%
1901 Sixth Avenue North
Birmingham, Alabama 35203

Sterne, Agee & Leach, Inc. (5)                                      246,648                       32.85%
1901 Sixth Avenue North
Birmingham, Alabama 35203

The Trust Company of Sterne, Agee & Leach, Inc.(5)                  246,648                       32.85%
800 Shades Creek Parkway, Suite 125
Birmingham, Alabama 35209

All directors and executive officers as a group                     674,972                       85.57%
(3 persons)


------------------

(*) Indicates beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

(1) Includes shares of Common Stock owned and shares of Common Stock into which shares of convertible preferred stock of the Company owned by such person is convertible. The only actual owners of the Company's Common Stock are Robert L. McGinnis, James L. Ralph, Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc.

(2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 ("Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. As of December 31, 1998, the Company had 750,790 shares of Common Stock outstanding.

(3) Messrs, McGinnis and Ralph are Named Executive Officers, directors and five
(5) percent shareholders. Each of Messrs, McGinnis and Ralph hold an option to purchase up to 10,000 shares of Common Stock at $6.00 per share which are currently exercisable.

(4) Mr. Holbrook is a director, 5% beneficial owner and served as Chairman and CEO from August 27 through December 31, 1998.

(5) Mr. Holbrook (33,328 shares), Sterne, Agee & Leach Group, Inc. (99,948 shares) Sterne, Agee and Leach, Inc., (30,000 shares) and The Trust Company of Sterne, Agee & Leach, Inc. (116,664 shares) constitute a voting group under Rule 13d-1 as defined in the Exchange Act. Mr. Holbrook disclaims beneficial ownership of all securities held by Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. as trustees disclaim beneficial ownership of all securities held by The Trust Company of Sterne, Agee & Leach, Inc. for the benefit of third parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the Merger, each of Messrs. McGinnis and Ralph were issued debentures of the Company in the principal amount $125,000 payable in installment over three (3) years at an interest rate of 7.5% per annum.

                     AMENDMENT TO ARTICLES OF INCORPORATION

         Bobby Allison has been expanding its business this year and, as reflected in its annual report, now has as many as 30 retail locations. The Company intends to continue its growth and expects to have approximately 50 retail locations by calendar year end. In order to effect these plans, the Company needs to raise additional capital to cover the up front costs of opening new retail locations. The Company is in the process of attempting to sell by private placement additional equity as well as obtain additional commercial debt financing to meet these needs. The Company intends to raise equity through the issuance of shares of its Series C Convertible Preferred Stock but the Board of Directors has determined that it is in the best interests of the Corporation to amend certain rights and preferences of each of the series of preferred stock in anticipation of the Company's conversion from a quasi public company to a true public company and in order to effect the sale of the Series C Preferred Stock. We have enclosed a consent of the holders of Common Stock to effect the proposed amendments. See the proposed Fourth Amendment to the Amended and Restated Articles of Incorporation attached hereto as Exhibit "A" ("Amendment").

         The proposed Amendment provides for the approval by the holders of the Common Stock of the following amendments to the Articles of Incorporation to facilitate the proposed private placement and allow the Company to operate more efficiently in the future (reference to the specific provision of Amendment are in parentheticals):

         (1) to set the initial purchase price of the Series C Preferred Stock to $25,000 (See Amendment No. 2);

         (2) to improve the liquidation rights with respect to the Series C Preferred Stock such that each of the holders of Series B Preferred Stock and Series C Preferred Stock shall have equal liquidation rights or receive distributions in the event of a liquidation ratably without preference rather than the Series B Preferred Stock having priority over the Series C Preferred Stock (See Amendment Nos. 3 and 4);

         (3) amend the per share conversion ratio of the Series C Preferred Stock from 4,166 shares of Common Stock to such number of shares as later determined by the Board of Directors which amount will then formalized in a subsequent amendment to the Articles of Incorporation effected by the Board of Directors without further shareholder approval (See Amendment No. 5);

         (4) to limit the current voting rights of the Series A Preferred Stock and Series B Preferred Stock on amendments to the Articles of Incorporation to amendments which affect the rights, of such series of Preferred Stock and to grant the same voting rights as so limited to the Series C Preferred Stock. The voting rights to be eliminated are the following special voting rights of the Series A Preferred Stock and Series B Preferred Stock: (a) the right to vote on mergers and acquisitions and (b) the right to vote on amendments to the Articles of Incorporation not affecting the rights of the Series A preferred Stock or Series B Preferred Stock, as applicable. Of course any series of Preferred Stock may become fully voting by conversion into common stock. While the Board of Directors does not wish to eliminate the rights of the Preferred Stock, the Board of Directors unanimously believes that such special voting rights are too restrictive for a public company. (See Amendment No. 6);


         (5) To eliminate various provisions regarding the procedures required with respect to meetings of the holders of Preferred Stock since such provisions are covered in the Company's bylaws. The changes to such procedures resulting from this amendment are that the bylaws allows for vote by consent as required by law (which may mean majority consent) rather than the unanimous consent required by the Articles of Incorporation and the bylaws requires that meetings of the shareholders be called by either the Chairman of the Board or the President whereas the Articles of Incorporation requires that meetings of the holders of Preferred Stock be called by the Secretary (See Amendment Nos. 1 and 6); and


         (6) to rearrange (but not amend or eliminate) provisions relating to the Series B Preferred Stock's right to elect a director (See Amendment No. 6).


                                         By Order of the Board of Directors

                                    EXHIBIT A

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION

         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute ss.607.1001, the Corporation reserved the right to amend the Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation amended the Articles pursuant to its Third Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State effective July 5, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.2(a) shall be further amended by eliminating the definition of "REQUIRED CONSENT" in its entirety.

         2. Article IV, Section 4.2(a) shall be further amended by eliminating the definition of SERIES C INITIAL PURCHASE PRICE in its entirety and inserting the following definition in lieu thereof:

                  "SERIES C INITIAL PURCHASE PRICE shall mean $25,000 per share (adjusted for stock dividends, stock splits, reverse stock splits, combinations and the like).

         3. Article IV, Section 4.2(a) shall be amended by eliminating the definition of SERIES B LIQUIDATION PREFERENCE and SERIES C LIQUIDATION PREFERENCE in their entirety and inserting the following definition in lieu thereof:

                  "SERIES B/C LIQUIDATION PREFERENCE" shall have the meaning set forth in Section 4.2(c)(iv) hereof.

         4. Article IV, Section 4.2(c)(iv) and (v) of the Articles shall be deleted in their entirety and the following Article IV, Section 4.2(c)(iv) shall be inserted in lieu thereof:

                  (iv) In the event of any such Disposition, after the full amount of the Series A Liquidation Preference has been paid to the holders of the Series A Preferred Stock and before any payment or distribution shall be made to the holders of the Common Stock or any other Subordinate Stock, the holders of Series B Preferred Stock and Series C Preferred Stock shall be entitled to be paid ratably without preference out of the Disposition Proceeds in cash, or, if the Corporation does not have sufficient cash on hand to pay such amounts, property of the Corporation at its fair market value as determined by the Board of Directors, an amount (the "SERIES B/C LIQUIDATION PREFERENCE") equal to the Series B Initial Purchase Price and Series C Initial Purchase Price, respectively, plus any accrued but unpaid dividends. If upon any such Disposition, the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series B Preferred Stock and Series C Preferred Stock the full amount of the Series B/C Liquidation Preference, the holders of the Series B Preferred Stock and Series C Preferred Stock shall share ratably without preference among themselves in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         5. Article IV, Section 4.2(d)(i)(1) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(d)(i)(1) shall be inserted in lieu thereof:

                  (1) The holders of the Preferred Stock shall have the right, at their option, to convert shares of Preferred Stock into shares of Common Stock of the Corporation at any time and from time to time, without the payment of additional consideration, into, with respect to each share of Series A Preferred Stock and each share of Series B Preferred Stock, four thousand one hundred sixty-six (4,166) shares of fully paid and nonassessable shares of Common Stock and, with respect to each share of Series C Preferred Stock, into such number of shares of fully paid and nonassessable shares of Common Stock as set by the Board of Directors of the Corporation in accordance with Florida Statute ss.607.0602 which provides in pertinent part that prior to the issuance of any Series C Preferred Stock, the Board of Directors shall
         (i) determine such number of shares and (ii) deliver to the Department of State for filing articles of amendment reflecting the so determined number of shares for each share of Series C Preferred Stock (the applicable conversion rate of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock being hereinafter referred to in each instance as the "CONVERSION RATE"). For purposes of this Section 4.2, the Conversion Rate shall be subject to adjustment as provided in Section 4.2(d)(ii)(2) and 4.2(d)(ii)(3) below.

         6. Article IV, Section 4.2(f) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(f) shall be inserted in lieu thereof:

                  (f) VOTING RIGHTS. Except as otherwise set forth in this
         Section 4.2(f) or as otherwise required by law, no share of Preferred Stock issued and outstanding shall have the right to vote on any matters presented to the holders of the Common Stock for vote.

                           (i) In addition to any vote or consent of
                  shareholders or directors required by law or these Amended and Restated Articles of Incorporation, so long as any Preferred Stock remains outstanding, the consent of the holders of such Preferred Stock shall be necessary for (a) effecting, validating or permitting any amendment, alteration or repeal of any of the provisions of these Amended and Restated Articles of Incorporation of the Corporation affecting the rights, of such series of Preferred Stock contained herein, or (b) any agreement to do any of the foregoing.

                           (ii) The vote of the holders of the Series A
                  Preferred Stock shall be necessary
                  for validating or permitting any authorization, issuance, creation or increase in the authorized shares of any class or series of equity security of the Corporation ranking senior to or in parity with the Series A Preferred Stock or the issuance of any debt securities. Debt securities shall not mean commercial debt incurred in the ordinary course of business.

                           (iii)(1) The holders of Series B Preferred Stock,
                  voting as single class, shall have the right to elect one-third (1/3) of the members of the Board of Directors of the Corporation (the "SERIES B DIRECTORS") rounded up or down to the nearest whole number. If any of the Series B Directors shall cease to serve as a director before his or her term shall expire, the holders of Series B Preferred Stock, then outstanding may, at a special meeting of the holders or by the written consent, elect a successor to hold office for the unexpired term of the such Series B Director.

                            (2) The vote of the holders of Series B Preferred
                  Stock shall be necessary for validating or permitting any authorization, issuance, creation or increase in the authorized shares of any class or series of equity security of the Corporation ranking senior to or in parity with the Series B Preferred Stock or the issuance of any debt securities. Debt securities shall not mean commercial debt incurred in the ordinary course of business.

                           (iv) The vote of the holders of the Series C
                  Preferred Stock shall be necessary for validating or permitting any authorization, issuance, creation or increase in the authorized shares of any class or series of equity security of the Corporation ranking senior to or in parity with the Series C Preferred Stock or the issuance of any debt securities. Debt securities shall not mean commercial debt incurred in the ordinary course of business.

                           (v) The rights of the holders of the Preferred Stock
                  set forth in this Section 4.2(f) may be exercised by either the vote at a special meeting of the holders of each series of Preferred Stock at any annual meeting of stockholders held for the purpose of electing directors or by the written consent of the holders of such Preferred Stock, as applicable.

                           (vi) In the event of the failure of the Corporation
                  to pay any dividend as required by Section 4.2(b) or any redemption as required by Section 4.2(e), then such failure shall cause all of the shares of that series of Preferred Stock to automatically, and without any action on the part of any holder of such series of Preferred Stock, become fully voting Preferred Stock (as if fully converted into Common Stock) on all matters upon which the Common Stock may vote. Such Preferred Stock will still have preferential voting rights on the matters referred to in this Section 4.2(f).

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Fourth Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective on August , 1999.

                               BOBBY ALLISON WIRELESS CORPORATION


                               By:
                                  ---------------------------------------------
                                  Robert L. McGinnis, as its Chairman of the
                                  Board and Chief Executive Officer

                               Date:
                                    -------------------------------------------


                               By:
                                  ---------------------------------------------
                                  James L. Ralph, as its President and Secretary

                               Date:
                                    -------------------------------------------

                       BOBBY ALLISON WIRELESS CORPORATION
                    ACTION BY CONSENT OF COMMON SHAREHOLDERS
         The undersigned persons, being at least a majority of the common shareholders of Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, hereby adopt and approve this action by written consent pursuant to Florida Statute ss.607.0704.
         WHEREAS, the Board of Directors has determined that it is in the best interests of the Corporation to raise additional capital through the issuance of up to a maximum $2,000,000 of its Series C Convertible Preferred Stock, par value $1.00 per share, on a best efforts basis ("Offering"); and
         WHEREAS, the Board of Directors has determined that it is necessary to make certain amendments to the rights and preferences of the Series A Preferred Stock, the 7.5% Series B Convertible Preferred Stock and the Series C Convertible Preferred Stock in connection with the Offering contained in the Fourth Amendment To Amended And Restated Articles of Incorporation; and
         WHEREAS, the Board of Directors has submitted the applicable amendments to the holders of the common shareholders for approval Florida corporate law; and
         NOW, THEREFORE, BE IT RESOLVED, by the holders of the Common Stock of the Corporation, that the Fourth Amendment To Amended And Restated Articles of Incorporation, which is attached hereto as Exhibit "A" ("Amendment"), incorporated by reference, and made a part hereof, is hereby adopted and approved in its entirety.
         RESOLVED FURTHER, by the holders of the Common Stock of the Corporation, that, the officers of the Corporation are authorized to take all actions, expend all funds and execute and file all documents necessary to effect the Amendment including, but not limited to, the filing of all documents with the U.S. Securities and Exchange Commission and the Florida Department of State necessary to effect the Amendment
         IN WITNESS WHEREOF, the undersigned common shareholders have executed this action on the date or dates set forth below.


                               ------------------------------------------
                               Robert L. McGinnis

                               Date:
                                    -------------------------------------



                               ------------------------------------------
                               James L. Ralph

                               Date:
                                    -------------------------------------


                               STERNE, AGEE & LEACH, INC.


                               ------------------------------------------
                               James S. Holbrook, Jr., as its Chairman and CEO

                               Date:
                                    -------------------------------------


                               THE TRUST COMPANY OF STERNE, AGEE & LEACH,
                               INC.


                                ------------------------------------------
                                William Keith, as its President


                                Date:
                                    -------------------------------------

                                    EXHIBIT A

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION

         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute ss.607.1001, the Corporation reserved the right to amend the Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation amended the Articles pursuant to its Third Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State effective July 5, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.2(a) shall be further amended by eliminating the definition of "REQUIRED CONSENT" in its entirety.

         2. Article IV, Section 4.2(a) shall be further amended by eliminating the definition of SERIES C INITIAL PURCHASE PRICE in its entirety and inserting the following definition in lieu thereof:

                  "SERIES C INITIAL PURCHASE PRICE shall mean $25,000 per share (adjusted for stock dividends, stock splits, reverse stock splits, combinations and the like).

         3. Article IV, Section 4.2(a) shall be amended by eliminating the definition of SERIES B LIQUIDATION PREFERENCE and SERIES C LIQUIDATION PREFERENCE in their entirety and inserting the following definition in lieu thereof:

                  "SERIES B/C LIQUIDATION PREFERENCE" shall have the meaning set forth in Section 4.2(c)(iv) hereof.

         4. Article IV, Section 4.2(c)(iv) and (v) of the Articles shall be deleted in their entirety and the following Article IV, Section 4.2(c)(iv) shall be inserted in lieu thereof:

                  (iv) In the event of any such Disposition, after the full amount of the Series A Liquidation Preference has been paid to the holders of the Series A Preferred Stock and before any payment or distribution shall be made to the holders of the Common Stock or any other Subordinate Stock, the holders of Series B Preferred Stock and Series C Preferred Stock shall be entitled to be paid ratably without preference out of the Disposition Proceeds in cash, or, if the Corporation does not have sufficient cash on hand to pay such amounts, property of the Corporation at its fair market value as determined by the Board of Directors, an amount (the "SERIES B/C LIQUIDATION PREFERENCE") equal to the Series B Initial Purchase Price and Series C Initial Purchase Price, respectively, plus any accrued but unpaid dividends. If upon any such Disposition, the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series B Preferred Stock and Series C Preferred Stock the full amount of the Series B/C Liquidation Preference, the holders of the Series B Preferred Stock and Series C Preferred Stock shall share ratably without preference among themselves in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         5. Article IV, Section 4.2(d)(i)(1) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(d)(i)(1) shall be inserted in lieu thereof:

                  (1) The holders of the Preferred Stock shall have the right, at their option, to convert shares of Preferred Stock into shares of Common Stock of the Corporation at any time and from time to time, without the payment of additional consideration, into, with respect to each share of Series A Preferred Stock and each share of Series B Preferred Stock, four thousand one hundred sixty-six (4,166) shares of fully paid and nonassessable shares of Common Stock and, with respect to each share of Series C Preferred Stock, into such number of shares of fully paid and nonassessable shares of Common Stock as set by the Board of Directors of the Corporation in accordance with Florida Statute ss.607.0602 which provides in pertinent part that prior to the issuance of any Series C Preferred Stock, the Board of Directors shall
         (i) determine such number of shares and (ii) deliver to the Department of State for filing articles of amendment reflecting the so determined number of shares for each share of Series C Preferred Stock (the applicable conversion rate of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock being hereinafter referred to in each instance as the "CONVERSION RATE"). For purposes of this Section 4.2, the Conversion Rate shall be subject to adjustment as provided in Section 4.2(d)(ii)(2) and 4.2(d)(ii)(3) below.

         6. Article IV, Section 4.2(f) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(f) shall be inserted in lieu thereof:

                  (f) VOTING RIGHTS. Except as otherwise set forth in this
         Section 4.2(f) or as otherwise required by law, no share of Preferred Stock issued and outstanding shall have the right to vote on any matters presented to the holders of the Common Stock for vote.

                           (i) In addition to any vote or consent of
                  shareholders or directors required by law or these Amended and Restated Articles of Incorporation, so long as any Preferred Stock remains outstanding, the consent of the holders of such Preferred Stock shall be necessary for (a) effecting, validating or permitting any amendment, alteration or repeal of any of the provisions of these Amended and Restated Articles of Incorporation of the Corporation affecting the rights, of such series of Preferred Stock contained herein, or
                  (b) any agreement to do any of the foregoing.

                           (ii) The vote of the holders of the Series A
                  Preferred Stock shall be necessary
                  for validating or permitting any authorization, issuance, creation or increase in the authorized shares of any class or series of equity security of the Corporation ranking senior to or in parity with the Series A Preferred Stock or the issuance of any debt securities. Debt securities shall not mean commercial debt incurred in the ordinary course of business.

                           (iii)(1) The holders of Series B Preferred Stock,
                  voting as single class, shall have the right to elect one-third (1/3) of the members of the Board of Directors of the Corporation (the "SERIES B DIRECTORS") rounded up or down to the nearest whole number. If any of the Series B Directors shall cease to serve as a director before his or her term shall expire, the holders of Series B Preferred Stock, then outstanding may, at a special meeting of the holders or by the written consent, elect a successor to hold office for the unexpired term of the such Series B Director.

                            (2) The vote of the holders of Series B Preferred
                  Stock shall be necessary for validating or permitting any authorization, issuance, creation or increase in the authorized shares of any class or series of equity security of the Corporation ranking senior to or in parity with the Series B Preferred Stock or the issuance of any debt securities. Debt securities shall not mean commercial debt incurred in the ordinary course of business.

                           (iv) The vote of the holders of the Series C
                  Preferred Stock shall be necessary for validating or permitting any authorization, issuance, creation or increase in the authorized shares of any class or series of equity security of the Corporation ranking senior to or in parity with the Series C Preferred Stock or the issuance of any debt securities. Debt securities shall not mean commercial debt incurred in the ordinary course of business.

                           (v) The rights of the holders of the Preferred Stock
                  set forth in this Section 4.2(f) may be exercised by either the vote at a special meeting of the holders of each series of Preferred Stock at any annual meeting of stockholders held for the purpose of electing directors or by the written consent of the holders of such Preferred Stock, as applicable.

                           (vi) In the event of the failure of the Corporation
                  to pay any dividend as required by Section 4.2(b) or any redemption as required by Section 4.2(e), then such failure shall cause all of the shares of that series of Preferred Stock to automatically, and without any action on the part of any holder of such series of Preferred Stock, become fully voting Preferred Stock (as if fully converted into Common Stock) on all matters upon which the Common Stock may vote. Such Preferred Stock will still have preferential voting rights on the matters referred to in this Section 4.2(f).

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Fourth Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective on August , 1999.

                               BOBBY ALLISON WIRELESS CORPORATION


                               By:
                                  ---------------------------------------------
                                  Robert L. McGinnis, as its Chairman of the
                                  Board and Chief Executive Officer

                               Date:
                                    -------------------------------------------


                               By:
                                  ---------------------------------------------
                                  James L. Ralph, as its President and Secretary

                               Date:
                                    -------------------------------------------

                           [Bobby Allison Letterhead]
                                  July 22, 1999
Dear Common Stockholder:
         Bobby Allison Wireless Corporation (the "Company") has been expanding its business this year and, as reflected in its annual report, now has as many as 30 retail locations. The Company intends to continue its growth and expects to have approximately 50 retail locations by calendar year end. In order to effect these plans, the Company needs to raise additional capital to cover the up front costs of opening new retail locations. The Company is in the process of attempting to sell by private placement additional equity as well as obtain additional commercial debt financing to meet these needs. The Company intends to raise equity through the issuance of shares of its Series C Convertible Preferred Stock but the Board of Directors has determined that it is in the best interests of the Company to amend certain rights and preferences of each of the series of Preferred Stock in anticipation of the Company's conversion from a quasi public company to a true public company and in order to effect the sale of the Series C Preferred Stock. We have enclosed a consent of the holders of Common Stock to effect the proposed amendments.
         The consent provides for the approval by the holders of the Common Stock of the following amendments to the Articles of Incorporation to facilitate the proposed private placement and allow the Company to operate more efficiently in the future, all of which are set forth in the Fourth Amendment to Amended and Restated Articles of Incorporation attached to the enclosed resolutions:
         (1) to set initial purchase price of the Series C Preferred Stock to $25,000 (See Amendment No. 2);
         (2) to improve the liquidation rights with respect to the Series C Preferred Stock such that each of the holders of Series B Preferred Stock and Series C Preferred Stock shall have equal liquidation rights or receive distributions in the event of a liquidation ratably without preference rather than the Series B Preferred Stock having priority over the Series C Preferred Stock (See Amendment Nos. 3 and 4);
         (3) amend the per share conversion ratio of the Series C Preferred Stock from 4,166 shares of Common Stock to such number of shares as later determined by the Board of Directors which amount will then formalized in a subsequent amendment to the Articles of Incorporation effected by the Board of Directors without further shareholder approval (See Amendment No. 5);
         (4) to limit the current voting rights of the Series A Preferred Stock and Series B Preferred Stock on amendments to the Articles of Incorporation to amendments which affect the rights, of such series of Preferred Stock and to grant the same voting rights as so limited to the Series C Preferred Stock. The voting rights to be eliminated are the following special voting rights of the Series A Preferred Stock and Series B Preferred Stock: (a) the right to vote on mergers and acquisitions and (b) the right to vote on amendments to the Articles of Incorporation not affecting the rights of the Series A Preferred Stock or Series B Preferred Stock, as applicable. Of course any series of Preferred Stock may become fully voting by conversion into common stock.
                  While the Board of Directors does not wish to eliminate the rights of the Preferred Stock, the Board of Directors unanimously believes that such special voting rights are too restrictive for a public company. (See Amendment No. 6);
         (5) To eliminate various provisions regarding the procedures required with respect to meetings of the holders of Preferred Stock since such provisions are covered in the Company's bylaws. The changes to such procedures resulting from this amendment are that the bylaws allows for vote by consent as required by law (which may mean majority consent) rather than the unanimous consent required by the Articles of Incorporation and the bylaws requires that meetings of the shareholders be called by either the Chairman of the Board or the President whereas the Articles of Incorporation requires that meetings of the holders of Preferred Stock be called by the Secretary (See Amendment Nos. 1 and 6); and
         (6) to rearrange (but not amend or eliminate) provisions relating to the Series B Preferred Stock's right to elect a director (See Amendment No. 6).
         We greatly appreciate your recent support of our Company and enjoyed the opportunity to visit with those of you attending our recent annual meeting. We would also greatly appreciate your further assistance with respect to these necessary amendments to our Articles of Incorporation in anticipation of our planned growth and the conversion of our Company from a quasi public company to a legal public company by executing the consent where indicated and returning it as soon as possible to me in the enclosed, self-addressed prepaid envelope.

                                        Very truly yours,



                                        Robert L. McGinnis
                                        Chairman and Chief Executive Officer